UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2004

REDDY ICE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-110442-04	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 N. CENTRAL EXPRESSWAY, SUITE 1800
DALLAS, TEXAS		75231
(Address of principal executive offices)		(Zip Code)

(214) 526-6740

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2004, Reddy Ice Holdings, Inc. (the “Company”) issued a press release to announce (i) its financial results for the three month period ended September 30, 2004 and (ii) its earnings guidance for the three and twelve months ending December 31, 2004.  The Company also held a conference call on November 9, 2004 to further discuss its financial results and earnings guidance.  The press release and transcript of the conference call are contained in Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

See Index to Exhibits on Page 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REDDY ICE HOLDINGS, INC.

Date: November 16, 2004	By:	/s/ STEVEN J. JANUSEK
Steven J. Janusek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1†	Press Release dated November 9, 2004.
99.2†	Transcript of conference call held November 9, 2004.

†	Filed herewith.